Income Taxes (Details Narrative) (10-K) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2017	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income tax rate	21.00%	35.00%
Deferred tax asset	$ 16,509		$ 11,994
valuation allowance	$ 16,509		$ 11,994
Operating loss carryforward description	The net operating loss carryforward, if not used, will begin to expire in 2045, and is severely restricted as per the Internal Revenue Code if there is a change in ownership.